Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.22L

TWELFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWELFTH Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below (the “Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management Agreement (CSG document #2501940) effective March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.	CSG agrees to provide, and Customer desires to utilize, a discreet billing Service for defined video on demand purchases.

2.

Therefore, Schedule F, Section IV. Ancillary Products and Services, Subsection A. titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is hereby amended to add a new Subsection 4. titled “CSG Discreet Billing Solution,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
4.CSG Discreet Billing Solution (Note 1)
a)Production Support and Maintenance Fee:
▪Up to ********* ************ *** ***** (Note 2)(Note 3)	*******	$********
▪********* * ********* ************ *** *****	*******	$********
▪Greater than ********* ************ *** *****	*******	*****

Note 1: Design, configuration and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2: Production Support and Maintenance fees will commence after the deployment of Discreet Billing solution to production.

Note 3:  The ******* Production Support and Maintenance fee covers **** ********** *******, including ********* ********** ********* and ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** *********.  CSG will be responsible for resolution of Discreet Billing Solution defects.  Future enhancement and changes to the solution will be set forth in a mutually agreeable Statement of Work.  Future enhancements include, but are not limited to, changing the solution to operate with systems other than ACSR®.  Production Support and Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the Discreet Billing Solution required by the use of new features, functions, products, or substantive configuration changes.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.22L

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abein	By: /s/ Joseph T Ruble
Name: Jeur Abein	Name: Joseph T. Ruble
Title: Senior Vice President Procurement	Title: EVP, CAO & General Counsel
Date: 11-18-2014	Date: 23 Oct 2014